SUPPLEMENT TO PROSPECTUS
DATED FEBRUARY 28, 1996


                       THE 59 WALL STREET U.S. EQUITY FUND
                      THE 59 WALL STREET SMALL COMPANY FUND
                     THE 59 WALL STREET EUROPEAN EQUITY FUND
                  THE 59 WALL STREET PACIFIC BASIN EQUITY FUND
             THE 59 WALL STREET SHORT/INTERMEDIATE FIXED INCOME FUND


FINANCIAL INTERMEDIARIES

     From time to time, the Fund's Shareholder Servicing Agent enters into contracts with banks, brokers and other financial intermediaries ("Financial Intermediaries") pursuant to which a customer of the Financial Intermediary may place purchase orders for Fund shares through that Financial Intermediary which holds such shares in its name on behalf of that customer. Pursuant to such contract, each Financial Intermediary as agent with respect to shareholders of and prospective investors in the Fund who are customers of that Financial Intermediary, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Corporation; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Corporation to its customers; and receives, tabulates and transmits to the Corporation proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, the Financial Intermediary receives such fees from the Shareholder Servicing Agent as may be agreed upon from time to time between the Shareholder Servicing Agent and such Financial Intermediary.

     An investor who has an account with a Financial Intermediary may place purchase orders for Fund shares with the Corporation through that Financial Intermediary. Each Financial Intermediary may establish and amend from time to time a minimum initial and a minimum subsequent purchase requirement for its customers. A transaction fee may be charged by a Financial Intermediary on the purchase of Fund shares.

     Each Financial Intermediary may establish it own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

     Shares held by a Financial Intermediary on behalf of a shareholder must be redeemed through that Financial Intermediary. A transaction fee may be charged by a Financial Intermediary on the redemption of Fund shares.

ADDITIONAL INFORMATION

     The annual report of the Fund contains performance information and is made available to investors upon request and without charge. Performance information may include comparisons of the Fund's investment results to investments for which reliable performance data is available. Performance information may also include comparisons to averages, performance rankings or other information prepared by recognized mutual fund statistical services.

                The date of this supplement is December 9, 1996.


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